U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2005

Internet Infinity, Inc.
(Exact name of registrant as specified in its charter)

Nevada (state of incorporation)	0-27633 (Commission File Number)	95-4679342 (IRS Employer I.D. Number)
413 Avenue G, #1
Redondo Beach, CA 90277
800-533-4810
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 14, 2005 the registrant, Internet Infinity, Inc., a Delaware corporation, merged with a wholly-owned subsidiary, also named Internet Infinity, Inc., a Nevada corporation. The Nevada corporation is the surviving corporation in the merger. The charters of the two corporations are essentially identical, and the transaction was effected as no more than a change of domicile from Delaware to Nevada.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements:

None

(b)	Exhibits:

The following exhibits are filed as part of this Form 8-K:

	Exhibit	Description

	2.1	Plan of Merger (Internet Infinity - Delaware into Internet Infinity - Nevada).

2.2
State of Delaware Certificate of Merger of Domestic Corporation into Foreign Corporation which merges Internet Infinity, Inc., a Delaware corporation, with and into Internet Infinity, Inc., a Nevada corporation.

2.3
Articles of Merger (Pursuant to NRS 92A.200) which merges Internet Infinity, Inc., a Delaware corporation, with Internet Infinity, Inc., a Nevada corporation, with the Nevada corporation being the surviving entity.

	3.3	Corporate Charter and Articles of Incorporation of Internet Infinity, Inc., a Nevada corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Infinity, Inc.

Date: March 18, 2005	By:	/s/ George P. Morris
George P. Morris
Chief Executive Officer

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INTERNET INFINITY, INC.

COMMISSION FILE NO. 0-27633

INDEX TO EXHIBITS

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2005

The following exhibits are filed as part of this Form 8-K:

Exhibit	Description

2.1	Plan of Merger (Internet Infinity - Delaware into Internet Infinity - Nevada).

2.2
State of Delaware Certificate of Merger of Domestic Corporation into Foreign Corporation which merges Internet Infinity, Inc., a Delaware corporation, with and into Internet Infinity, Inc., a Nevada corporation.

2.3
Articles of Merger (Pursuant to NRS 92A.200) which merges Internet Infinity, Inc., a Delaware corporation, with Internet Infinity, Inc., a Nevada corporation, with the Nevada corporation being the surviving entity.

3.3	Corporate Charter and Articles of Incorporation of Internet Infinity, Inc., a Nevada corporation.

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